NORTH VALLEY BANCORP
                              --------------------

                          EMPLOYEE STOCK OWNERSHIP PLAN
                          -----------------------------



             As Amended and Restated Effective as of January 1, 1999
             -------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                    PAGE
-------                                                                    ----
1.   Nature of the Plan.......................................................1
2.   Definitions..............................................................2
3.   Eligibility and Participation............................................7
4.   Employer Contributions...................................................8
5.   Investment of Trust Assets...............................................9
6.   Allocations to Participants' Accounts...................................10
7.   Allocation Limitation...................................................13
8.   Voting Bancorp Stock....................................................14
9.   Disclosure to Participants..............................................14
10.  Voting Bancorp Stock....................................................15
11   Credited Service and Break in Service...................................18
12.  When Capital Accumulation Will Be Distributed...........................19
13.  How Capital Accumulation Will Be Distributed............................21
14.  No Assignment of Benefits...............................................23
15.  Administration..........................................................23
16.  Claims Procedures.......................................................27
17.  Limitation on Participants' Rights......................................28
18.  Future of the Plan......................................................29
19.  "Top-Heavy" Contingency Provisions......................................30
20.  Governing Law...........................................................32
21.  Execution...............................................................33

                              NORTH VALLEY BANCORP
                              --------------------

                          EMPLOYEE STOCK OWNERSHIP PLAN
                          -----------------------------

             As Amended and Restated Effective as of January 1, 1999
             -------------------------------------------------------



Section 1.  Nature of the Plan.
            ------------------

         The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of North Valley Bancorp (the "Bancorp") and to provide Participants with an opportunity to accumulate capital for their future economic security. The Plan is intended to do this without any deductions from Participants' paychecks and without requiring them to invest their personal savings. The primary purpose of the Plan is to enable Participants to acquire stock ownership interest in the Bancorp. Therefore, the Trust established under the Plan is designed to invest primarily in Bancorp Stock.

         The Plan, originally adopted effective as of January 1, 1977, and subsequently amended and restated effective as of September 30, 1981, and January 1, 1987, is hereby amended and restated effective as of January 1, 1999. The Plan is a stock bonus plan under Section 401(a) of the Internal Revenue Code. In order to satisfy applicable requirements of the Code, as amended by the Small Business Job Protection Act of 1996, the third sentence of Section 3(c) is amended effective as of December 12, 1994, the third sentence in Section 12(c) and the definitions of "Compensation," "Employee" and "Highly Compensated Employee" in Section 2 are amended effective as of January 1, 1997, and the definition of "Statutory Compensation" in Section 2, is amended effective as of January 1, 1998. In order to satisfy applicable requirements of the Code, as amended by the Taxpayer Relief Act of 1997, Section 14, is amended effective for judgments, orders, and decrees issued, and settlement agreements entered into, on or after August 5, 1997, and the second sentence in Section 12(a) is amended effective as of January 1, 1998.

         All Trust Assets held under the Plan will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan and the related Trust Agreement. The Plan is administered by an Administrative Committee for the exclusive benefit of Participants (and their Beneficiaries).

Section 2.  Definitions.
            -----------

         In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine or neuter gender shall be deemed to include the other, the terms "he," "his" and "him" shall refer to a Participant, and the capitalized terms shall have the following meanings:

         Account.......................     One of two accounts maintained to
                                            record the interest of a Participant
                                            under the Plan. See Section 6.

         Affiliate.....................     Any corporation which is a member of
                                            a controlled group of corporation
                                            (within the meaning of Section
                                            414(b) of the Code) of which the
                                            Bancorp is also a member or any
                                            trade or business (whether or not
                                            incorporated) which is under common
                                            control with the Bancorp (within the
                                            meaning of Section 414(c) of the
                                            Code).

         Allocation Date...............     December 31st, of each year (the
                                            last day of each Plan Year).

         Approved Absence..............     A leave of absence granted to an
                                            Employee by his Employer under its
                                            established leave policy, including
                                            any unpaid leave covered by the
                                            Family and Medical Leave Act of
                                            1993. See Section 3(c).

         Bancorp.......................     North Valley Bancorp, a California
                                            bank holding company.

         Bancorp Stock.................     Shares of voting common stock issued
                                            by the Bancorp.

         Bancorp Stock Account.........     The Account which reflects each
                                            Participant's interest in Bancorp
                                            Stock held under the Plan. See
                                            Section 6.

         Beneficiary...................     The person (or persons) entitled to
                                            receive any benefit under the Plan
                                            in the event of a Participant's
                                            death. See Section 13(b)

         Board of Directors............     The Board of Directors of the
                                            Bancorp.

         Break in Service..............     A Plan Year in which an Employee is
                                            not credited with more than 500
                                            Hours of Service as a result of his
                                            termination of Service. See Section
                                            11(b).

         Capital Accumulation..........     A Participant's vested,
                                            nonforfeitable interest in his
                                            Accounts under the Plan. Each
                                            Participant's Capital Accumulation
                                            shall be determined in accordance
                                            with the provisions of Section 10
                                            and distributed as provided in
                                            Sections 12 and 13.

         Code..........................     The Internal Revenue Code of 1986,
                                            as amended.

         Committee.....................     The Administrative Committee
                                            appointed by the Board of Directors
                                            to administer the Plan. See Section
                                            15.

         Compensation..................     The total nondeferred remuneration
                                            paid to an Employee by his Employer
                                            in each Plan Year, as reported on
                                            the Employee's Wage and Tax
                                            Statement (Form W-2), excluding any
                                            amount in excess of $106,000 (as
                                            adjusted periodically after 1999 for
                                            increases in the cost of living
                                            pursuant to Section 401(a)(17) of
                                            the Code).

         Credited Service..............     The number of Plan Years in which an
                                            Employee is credited with at least
                                            1000 Hours of Service, including
                                            Service prior to January 1, 1987.
                                            See Section 11.

         Disability....................     A medically determinable physical or
                                            mental impairment which may be
                                            expected to result in death or to be
                                            of long and continued duration (as
                                            determined on the basis of a medical
                                            opinion which is satisfactory to the
                                            Committee) and which renders the
                                            Employee incapable of performing his
                                            duties as an Employee.

         Employee......................     An individual who is treated as a
                                            common-law employee by an Employer;
                                            provided, however, that an
                                            independent contractor (or other
                                            individual) who is reclassified as a
                                            common law employee on a retroactive
                                            basis shall not be treated as having
                                            been an Employee for purposes of the
                                            Plan for any period prior to the
                                            date that he is so reclassified. A
                                            "Leased employee" is not an Employee
                                            for purposes of this Plan. For this
                                            purpose, a "leased employee," as
                                            described in Section 414(n)(2) of
                                            the Code, is any person who is
                                            treated as a common law employee of
                                            an Employer or an Affiliate and who
                                            provides services to an Employer or
                                            an Affiliate if (A) such services
                                            are provided pursuant to an
                                            agreement between an Employer or an
                                            Affiliate and a leasing
                                            organization, (B) such person has
                                            performed services for an Employer
                                            or an Affiliate on a substantially
                                            full-time basis for a period of a
                                            least one year, and (C) such
                                            services are performed under the
                                            primary direction or control of an
                                            Employer or an Affiliate.

         Employer......................     The Bancorp and each Affiliate,
                                            which is designated as an Employer
                                            by the Board of Directors and which
                                            adopts the Plan for the benefit of
                                            its Employees.

         Employer Contributrions.......     Payments made to the Trust by an
                                            Employer. See Section 4.

         ERISA.........................     The Employee Retirement Income
                                            Security Act of 1974, as amended.

         Fair Market Value.............     The fair market value of Bancorp
                                            Stock, as determined by the
                                            Committee for all purposes under the
                                            Plan based upon the offering price
                                            for Bancorp Stock as established by
                                            the current bid and asked prices
                                            quoted by persons independent of the
                                            Bancorp and of any party in interest
                                            (as defined in ERISA).

         Forfeiture....................     Any portion of a Participant's
                                            Accounts which does not become a
                                            part of his Capital Accumulation and
                                            which is forfeited under Section
                                            10(b).

         401(k) Plan...................     The Deferred Salary Profit-Sharing
                                            Thrift Plan for Employees of North
                                            Valley Bancorp and its Affiliates, a
                                            profit sharing plan under Section
                                            401(a) of the Code that includes a
                                            "cash or deferred arrangement" under
                                            Section 401(k) of the Code.

         Highly Compensation Employee
         Employee......................     An Employee who (1) was a "5% owner"
                                            at any time during the Plan Year or
                                            the preceding Plan Year, or (2)
                                            received Statutory Compensation in
                                            excess of $80,000 in the preceding
                                            Plan Year and, if so elected by the
                                            Bancorp, was a member of the
                                            top-paid 20% group of Employees for
                                            such preceding Plan Year; provided,
                                            however, that if such "top-paid
                                            group" election must also be applied
                                            to all employee benefit plans
                                            maintained by an Employer or an
                                            Affiliate. The $80,000 amount shall
                                            be adjusted after 1999 for increases
                                            in the cost of living pursuant to
                                            Section 414(q)(1) of the Code.

         Hour of Service...............     Each hour of Service for which an
                                            Employee is credited under the Plan,
                                            as described in Section 3(d)

         Other Investments
         Account.......................     The Account which reflects each
                                            Participant's interest under the
                                            Plan attributable to Trust Assets
                                            other than Bancorp Stock. See
                                            Section 6.

         Participant...................     Any Employee or former Employee who
                                            has met the applicable eligibility
                                            requirements of Section 3(a) and who
                                            has not yet received a complete
                                            distribution of his Capital
                                            Accumulation.

         Plan..........................     The North Valley Bancorp Employee
                                            Stock Ownership Plan, which includes
                                            this Plan and the Trust Agreement.

         Plan Year.....................     The 12-month period ending on each
                                            Allocation Date (and coinciding with
                                            each calendar year, which is the
                                            taxable year of the Bancorp).

         Retirement....................     Termination of Service after
                                            attaining (1) age 65, or (2) age 55
                                            with at least 10 consecutive years
                                            of Credited Service, whichever is
                                            earlier.

         Service.......................     Employment with the Bancorp or with
                                            any Affiliate, provided, however,
                                            that periods of employment with an
                                            employer during which the employer
                                            was not an Affiliate shall not be
                                            included as Service. The Board of
                                            Directors may grant credit for
                                            Service with respect to an
                                            Employee's period of employment with
                                            any corporation or other business or
                                            organization which is acquired by
                                            the Company.

         Statutory Compensation........     The total remuneration paid to an
                                            Employee by the Bancorp or an
                                            Affiliate during the Plan Year for
                                            personal services rendered,
                                            including any "deferred salary
                                            contributions" made on behalf of an
                                            Employee for the Plan Year by an
                                            Employer to the 401(k) Plan and any
                                            amounts contributed by an Employer
                                            during a Plan Year pursuant to
                                            "cafeteria plan" under Section 125
                                            of the Code, but excluding employer
                                            contributions to a plan of deferred
                                            compensation, amounts realized in
                                            connection with stock options and
                                            amounts which receive special tax
                                            benefits.

         Trust.........................     The North Valley Bancorp Employee
                                            Stock Ownership Trust, maintained
                                            pursuant to the Trust Agreement
                                            entered into between the Bancorp and
                                            the Trustee.

         Trust Agreement...............     The Agreement between the Bancorp
                                            and the Trustee which specifies the
                                            duties of the Trustee.

         Trust Assets..................     The Bancorp Stock (and other assets)
                                            held in the Trust for the benefit of
                                            Participants. See Section 5.

         Trustee.......................     The Trustee (and any successor
                                            Trustee) appointed by the Board of
                                            Directors to hold the Trust Assets.

Section 3.  Eligibility and Participation.
            -----------------------------

         (a) Each Employee who was a Participant on December 31, 1998, shall continue as a Participant. Each other Employee shall become a Participant as of the January 1st next following the date on which he attains age 18 and completes six months of Service.

         (b) A Participant is entitled to share in the allocation of Employer Contributions and Forfeitures under Section 6(a) for each Plan Year in which he is credited with at least 1000 Hours of Service and in which he is an Employee (or on Approved Absence) on the Allocation Date.

         (c) A former Employee who is reemployed by an Employer and has previously satisfied the eligibility requirements of Section 3(a) shall become a Participant as of the date of his reemployment (or, if later, as of the January 1st next following the date on which he satisfied such eligibility requirements). An Employee who is on an Approved Absence shall not become a Participant until the end of his Approved Absence, but a Participant who is on an Approved Absence shall continue as a Participant during the period of his Approved Absence. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         (d) Hours of Service - For purposes of determining the Hours of Service to be credited to an Employee under the Plan, the following rules shall be applied:

                  (1) Hours of Service shall include each hour of Service for which an Employee is paid (or entitled to payment) for the performance of duties; each hour of Service for which an Employee is paid (or entitled to payment) for a period during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or paid leave of absence, and each additional hour of Service for which back pay is either awarded or agreed to (irrespective of mitigation of damages); provided, however, that not more than 501 Hours of Service shall be credited for a single continuous period during which an Employee does not perform any duties.

                  (2) The crediting of Hours of Service shall be determined in accordance with the rules set forth in paragraphs
                           (b) and (c) of Section 2530.200b-2 of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification.

                  (3) Hours of Service shall not be credited to an Employee for a period during which no duties are performed if payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, and Hours of Service shall not be credited on account of any payment made or due an Employee solely in reimbursement of medical or medically related expenses.

Section 4.  Employer Contributions.
            ----------------------

         (a) Employer Contributions shall be paid to the Trustee for each Plan Year in such amounts (or under such formula) as may be determined by the Board of Directors; provided, however, that Employer Contributions shall not be made for any Plan Year in amounts which can be allocated to no Participant's Accounts by reason of the allocation limitation described in Section 7 or in amounts which are not deductible under Section 404(a) of the code.

         (b) Employer Contributions for each Plan Year shall be paid to the Trustee not later than the due date (including extensions ) for filing the Bancorp's Federal income tax return for that Plan Year. Employer Contributions may be paid in cash and/or in shares of Bancorp Stock, as determined by the Board of Directors. The amount of any Employer Contributions that are paid in the form of shares of Bancorp Stock shall be based upon the Fair Market Value as of the date such shares are issued to the Trust.

         (c)      Any Employer Contributions which are not deductible under
Section 404(a) of the Code may be returned to the Employer by the Trustee (upon the direction of the Bancorp) within one year after the deduction is disallowed or after it is determined that the deduction is not available. In the event that Employer Contributions are paid to the Trust by reason of a mistake of fact, such Employer Contributions may be returned to the Employer by the Trustee (upon the direction of the Bancorp) within one year after the payment of the Trust.

         (d) No Participant shall be required or permitted to make contributions to the Trust.

Section 5.  Investment of Trust Assets.
            --------------------------

         (a) In General - Trust Assets will be invested by the Trustee primarily (or exclusively) in Bancorp Stock in accordance with directions from the Committee. Employer Contributions (and other Trust Assets) may be used to acquire shares of Bancorp Stock through open-market purchase, from any Bancorp shareholder in a privately-negotiated transaction or from the Bancorp. The Trustee may also invest Trust Assets in such other prudent investments as the Committee deems to be desirable for the Trust, or Trust may be held temporarily in cash. All purchases of Bancorp Stock by the Trustee shall be made only as directed by the Committee and all purchases of Bancorp Stock by the Trustee from a party in interest (as defined in ERISA) shall be made only at prices which do not exceed Fair Market Value. The Committee may direct the Trustee to invest and hold up to 100% of the Trust Assets in Bancorp Stock. The Trustee may not borrow funds to finance the purchase of Bancorp Stock if such borrowing would constitute an extension of credit to the Trust from a party in interest (as defined in ERISA).

         (b) Sales of Bancorp Stock - Subject to the approval of the Board of Directors and compliance with applicable Federal securities laws, the Committee may direct the Trustee to sell shares of Bancorp Stock to any person (including the Bancorp), provided that any such sale must be made at a price not less favorable to the Plan than Fair Market Value as of the date of the sale. Any decision by the Committee to direct the Trustee to sell Bancorp Stock under this Section 5(b) must comply with the fiduciary duties applicable under Section 404(a)(1) of ERISA.

Section 6.  Allocations to Participants' Accounts.
            -------------------------------------

         A Bancorp Stock Account and an Other Investments Account shall be maintained to reflect the interest of each Participant under the Plan.

         Bancorp Stock Account - The Bancorp Stock Account maintained for each Participant will be credited annually with his allocable share of Bancorp Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust as an Employer Contribution, with any Forfeitures from Bancorp Stock Accounts and with any stock dividends on Bancorp Stock allocated to his Bancorp Stock Account.

         Other Investments Account - The Other Investments Account maintained for each Participant will be credited annually with his allocable share of Employer Contributions that are not in the form of Bancorp Stock, with any Forfeitures from Other Investments Accounts, with any cash dividends on Bancorp Stock allocated to his Bancorp Stock Account and any net income (or loss) of the Trust. Such Account will be debited for the Participant's share of any cash payments made by the Trustee for the acquisition of Bancorp Stock.

         The allocations to Participants' Accounts for each Plan Year will be made as follows:

         (a) Employer Contributions and Forfeitures - Employer Contributions under Section 4(a) and Forfeitures under Section 10(b) for each Plan Year will be allocated as of the Allocation Date among the Accounts of Participants so entitled under Section 3(b) in the ratio that the Compensation of each such Participant bears to the total Compensation of all such Participants, subject to the allocation limitation described in Section 7.

         (b) Net Income (or Loss) of the Trust - The net income (or loss) of the Trust for each Plan Year will be determined as of the Allocation Date. Prior to the allocation of Employer Contributions and Forfeitures for the Plan Year, each Participant's share of any net income (or loss) will be allocated to his Other Investments Account in the ratio that the total balances of both his Bancorp Stock Account and Other Investments Account on the preceding Allocation Date (reduced by any distribution of Capital Accumulation during the Plan Year) bears to the sum of such total Account balances for all Participants as of that date. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust Assets (other than Bancorp Stock), interest income, dividends and other income and gains (or losses) attributable to Trust Assets (other than any dividends on allocated Bancorp Stock) since the preceding Allocation Date, reduced by any expenses charged to the Trust Assets for that Plan Year.

         (c) Dividends on Bancorp Stock - Any cash dividends received on shares of Bancorp Stock allocated to Participants' Bancorp Stock Accounts will be allocated to the respective Other Investments Accounts of such Participants. Any cash dividends received on unallocated shares of Bancorp Stock shall be included in the computation of the net income (or loss) of the Trust. Any stock dividends received on Bancorp Stock shall be credited to the Accounts to which such Bancorp Stock was allocated.

         (d) Accounting for Allocations - The Committee shall establish accounting procedures for the purpose of making the allocations to Participants' Accounts provided for in this Section 6. The Committee shall maintain adequate records of the aggregate cost basis of Bancorp Stock allocated to each Participant's Bancorp Stock Account. From time to time, the

Committee may modify the accounting procedures for the purposes of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concept of the Plan, the provisions of this
Section 6 and the requirements of the Code and ERISA.

Section 7.  Allocation Limitation.
            ---------------------

         The Annual Additions for each Plan Year with respect to any Participant may not exceed the lesser of:

                  (1)      25% of his Statutory Compensation; or

                  (2) $30,000, as adjusted for increases in the cost of living pursuant to Section 415(d)(1)(C) of the Code.

For this purpose, "Annual Additions" shall be the total of the Employer Contributions and Forfeitures (including any income attributable to Forfeitures) allocated to the Accounts of a Participant for the Plan Year, plus any employer contributions (including for this purpose, any "deferred salary contributions") and forfeitures allocated to his accounts under the 401(k) Plan. In determining such Annual Additions, Forfeitures of Bancorp Stock shall be included at the Fair Market Value as of the Allocation Date and Employer Contributions in the form of Bancorp Stock shall be included at the Fair Market Value as of the date such shares are issued to the Trust.

         If the aggregate amount that would be allocated to the Accounts of a Participant in the absence of this limitation would exceed the amount set forth in this limitation, the allocations to his Accounts under this Plan shall be reduced prior to reducing the allocations to him under the 401(k) Plan. Any Forfeitures which can be allocated to no Participant's Accounts by reason of this limitation shall be credited to a "Forfeiture Suspense Account" and allocated as Forfeitures under Section 6(a) for the next succeeding Plan Year (prior to the allocation of Employer Contributions for such succeeding Plan
Year).

Section 8.  Voting Bancorp Stock.
            --------------------

         Shares of Bancorp Stock held by the Trust shall be voted by the Trustee only in such manner as shall be directed by the Committee. If the Committee fails or refuses to give the Trustee timely instructions, the Trustee shall not exercise its power to vote such shares.

Section 9.  Disclosure to Participants.
            --------------------------

         (a) Summary Plan Description - Each Participant shall be furnished with the summary plan description of the Plan required by Sections 102(a)(1) and 104(b)(1) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and U.S. Department of Labor regulations thereunder.

         (b) Summary Annual Report - Within two months after the due date for filing the annual return/report (Form 5500) for the Plan with the Internal Revenue Service, each Participant shall be furnished with the summary annual report of the Plan required by Section 104(b)(3) of ERISA, in the form prescribed in regulations of the U.S. Department of Labor.

         (c) Annual Statement - Following each Allocation Date, each Participant shall be furnished with a statement reflecting the following information:

                  (1) The balances (if any) in his Accounts as of the beginning of the Plan Year.

                  (2) The amount of Employer Contributions and Forfeitures allocated to his Accounts for that Plan Year.

                  (3) The adjustments to his Accounts to reflect his share of dividends (if any) on Bancorp Stock and any net income (or loss) of the Trust for that Plan Year.

                  (4) The new balances in his Accounts, including the number of shares of Bancorp Stock allocated to his Bancorp Stock Account and the Fair Market Value as of that Allocation Date.

                  (5) His number of years of Credited Service and his vested percentage in his Account balances (under Sections 10 and11) as of that Allocation Date.

         (d) Additional Disclosure - The Bancorp shall make available for examination by any Participant copies of the Plan, the Trust Agreement and the latest annual report of the Plan filed (on Form 5500) with the Internal Revenue Service. Upon written request of any Participant, the Bancorp shall furnish copies of such documents and may make a reasonable charge to cover the costs of furnishing such copies, as provided in regulations of the U.S. Department of Labor.

Section 10. Vesting and Forfeitures.
            -----------------------

         (a)      Vesting

                  (1) A Participant's interest in his Accounts shall become 100% vested and nonforfeitable without regard to his Credited Service if he (A) is employed by the Bancorp or an Affiliate on or after his 65th birthday, (B) terminates Service by reason of Disability, or (C) dies while employed by the Bancorp or an Affiliate.

                  (2) Except as otherwise provide in Section 10(a)(1), the interest of each Participant in his Accounts shall become vested and nonforfeitable in accordance with the following schedule:

                  Credited Service                  Nonforfeitable
                  Under Section 11                    Percentage
                  ----------------                  --------------

                  Less than One Year                         0%

                  One Year                                  10%

                  Two Years                                 20%

                  Three Years                               30%

                  Four Years                                40%

                  Five Years                                60%

                  Six Years                                 80%

                  Seven Years or More                      100%

         (b) Forfeitures - If a Participant receives a complete distribution of his Capital Accumulation prior to the occurrence of a one-year Break in Service, any portion of the final balances in his Accounts which was not vested (and did not become part of his Capital Accumulation) will become a Forfeiture as of the Allocation Date of the Plan Year in which he incurs the one-year Break in Service. For this purpose, a Participant who has no vested interested in his Accounts shall be deemed to have received a complete distribution of his Capital Accumulation upon his termination of Service. If a Participant does not receive a complete distribution of his Capital Accumulation prior to the occurrence of a one-year Break in Service, any portion of the final balances in his Accounts which is not vested (and does not become part of his Capital Accumulation) will become a Forfeiture as of the date he receives a complete distribution of his Capital Accumulation or, if earlier, as of the Allocation Date of the Plan Year in which he incurs a five-consecutive-year Break in Service. Forfeitures shall first be charged against a Participant's Other Investments Account, with any balance charged against his Bancorp Stock Account (at Fair Market Value). All Forfeitures will be reallocated to the Accounts of Reclaiming Participants, as provided in Section 6(a), as of the Allocation Date of the Plan Year in which the Forfeiture occurs.

         (c) Restoration of Forfeited Amounts - If a Participant who is not 100% vested in his Accounts is reemployed prior to the occurrence of a five-consecutive-year Break in Service, the portion of his Account (attributable to the prior period of Service) that was forfeited shall be restored as if there had been no Forfeiture. Such restoration shall be made out of Forfeitures occurring in the Plan Year of employment (prior to allocation under Section 6(a)). To the extent such Forfeitures are not sufficient, the Employer shall make a special contribution to the Participant's restored Accounts. Any amount so restored to a Participant shall not constitute an Annual Addition under
Section 7.

         (d) Vesting Upon Reemployment - If a Participant (who is not 100% vested in his Accounts) receives a distribution of his Capital Accumulation prior to the occurrence of a five-consecutive-year Break in Service and he is reemployed prior to the occurrence of such a Break in Service, the portion of his Accounts which was not vested (including any restored Accounts) shall be maintained separately (and identified as "Pre-Break Accounts") until he becomes 100% vested in such Pre-Break Accounts. His vested and nonforfeitable percentage in such Pre-Break Accounts upon his subsequent termination of Service shall be equal to:

                                       X-Y
                                     ------
                                     100%-Y

For purposes of applying this formula, X is the vested percentage at the time of the subsequent termination, and Y is the vested percentage at the time of the prior termination.

Section 11. Credited Service and Break in Service.
            -------------------------------------

         (a) Credited Service - An Employee's Credited Service shall be the number of Plan Years in which he is credited with at least 1000 Hours of Service, including Service prior to January 1, 1987. Credited Service shall include such Service with the Bancorp or any Affiliate. Credited Service shall also include the number of calendar years prior to 1983 in which a Participant was credited with at least 1000 Hours of Service with The Bank of California if such Participant became an Employee by reason of an Employer's acquisition of certain branch offices of The Bank of California on December 20, 1982.

         (b) Break in Service - A one-year Break in Service shall occur in a Plan Year in which an Employee is not credited with more than 500 Hours of Service as a result of his termination of Service. A five-consecutive-year Break in Service shall be five consecutive one-year Breaks in Service.

         For purposes of determining whether a Breaks in Service has occurred, if an Employee begins a maternity/paternity absence described in Section 411(a)(6)(E)(i) of the Code, or is on an unpaid leave of absence covered by the

Family and Medical Leave Act of 1993, the computation of his Hours of Service shall include the Hours of Service that would have been credited if he had not been so absent (or either Hours of Service for each normal work day of such absence if the actual Hours of Service for each normal work day of such absence if the actual Hours of Service cannot be determined). For this purpose, a maternity/paternity absence means an absence from Service (i) by reason of the pregnancy of an Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with an Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         (c) Reemployment - If a former Employee is reemployed after a one-year Break in Service, the following special rules shall apply in determining his Credited Service:

                  (1) New Accounts ("Post-Break Accounts") will be established to reflect his interest in the Plan attributable to Service after the Break in Service.

                  (2) If he is reemployed after the occurrence of a five-consecutive-year Break in Service, Credited Service after the Break in Service will not increase his vested interest in his Accounts attributable to Service prior to the Break in Service ("Pre-Break Accounts").

                  (3) After he completes one Plan Year of Credited Service following reemployment, his Credited Service with respect to his new Accounts ("Post-Break Accounts") will include his Credited Service accumulated prior to the Break in Service.

Section 12. When Capital Accumulation Will Be Distributed.
            ---------------------------------------------

         (a) Except as otherwise provided in Section 12(C), a Participant's Capital Accumulation will be distributed following his termination of Service. If the value of a Participant's Capital Accumulation exceeds $5,000, no portion of his Capital Accumulation may be distributed to him before he attains age 55 without his written consent.

         (b) In the event of a Participant's Retirement, Disability or death, distribution of his Capital Accumulation shall be made in a single lump sum as soon as practicable after the Allocation Date of the Plan Year in which his Retirement, Disability or death occurs, but prior to the Allocation Date of the Plan Year following the Plan Year in which his Retirement, Disability or death occurs. If a Participant's Service terminates for any other reason, distribution of his Capital Accumulation shall be made in a single lump sum as soon as practicable after the Allocation Date of the Plan Year in which he terminates Service, but prior to the Allocation Date of the sixth Plan Year following the Plan Year in which his Service terminates (unless he is reemployed by an Employer).

         (c) Distribution of a Participant's Capital Accumulation shall occur not later than 60 days after the Allocation Date coinciding with or next following the latest of (1) the date of his 65th birthday, (2) the 10th anniversary of the date he became a Participant, or (3) the date that he terminates Service. A Participant who terminates Service after completing at least 10 consecutive years of Credited Service shall be entitled (upon his request) to have the distribution of his Capital Accumulation commence upon his attaining age 55. The distribution of the Capital Accumulation of any Participant who attains age 70-1/2 in a calendar year and either has terminated Service or is a "5% owner" (as defined in Section 416(i)(1)(B)(i) of the Code) must occur not later than April 1st of the next calendar year and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including Section 401(a)(9)-2; provided, however, that distributions shall be offered to any other Participant who attains age 70-1/2 before January 1, 2000, only to the extent required under Sections 401(a)(9) and 411(d)(6) of the Code and the regulations issued thereunder. If the amount of a Participant's Capital Accumulation cannot be determined (by the Committee) by the date of which a distribution is to occur, or if the Participant cannot be located, distribution of his Capital Accumulation shall occur within 60 days after the date of which his Capital Accumulation can be determined or after the date on which the Committee locates the Participant.

         (d) If any part of a Participant's Capital Accumulation is retained in the Trust after his Service ends, his Accounts will continue to be treated as described in Section 6. However, such Accounts shall not be credited with any additional Employer Contributions and Forfeitures.

Section 13. How Capital Accumulation Will Be Distributed.
            --------------------------------------------

         (a) The Trustee will make distributions from the Trust only as directed by the Committee. If the value of a Participant's Capital Accumulation does not exceed $500, distribution of his Capital Accumulation will be made in cash; provided, however, that the Committee shall notify the Participant of his right to demand distribution of his Capital Accumulation entirely in whole shares of Bancorp Stock (with only the value of any fractional share paid in cash). If the value of a Participant's Capital Accumulation exceeds $500, distribution of his Capital Accumulation will be made entirely in whole shares of Bancorp Stock (without only the value of any fractional share paid in cash).

         (b) Distribution of a Participant's Capital Accumulation will be made to the Participant if living, and if not, to his Beneficiary. In the event of a Participant's death, his Beneficiary shall be his surviving spouse, or if none, his estate. A Participant (with the notarized written consent of his spouse, if any, acknowledging the effect of the consent) may designate a different Beneficiary or Beneficiaries from time to time by filing a written designation with the Committee.

         (c) The Bancorp shall furnish the recipient of a distribution with the tax consequences explanation required by Section 402(f) of the Code and shall comply with the withholding requirements of Section 3405 of the Code and of any applicable state law with respect to distributions from the Trust. If the Committee so elects for a Plan Year, distributions to Participants may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the regulations under the Code is given; provided, however, that no such distribution to a Participant shall be made unless (1) the Participant is informed that he has the right for a period of at least 30 days after receiving the notice to consider whether or not to consent to a distribution (or a particular distribution option), and (2) the Participant affirmatively elects to receive a distribution after receiving the notice.

         (d) All shares of Bancorp Stock distributed under the Plan will be readily tradable on an established market; provided, however, that shares of Bancorp Stock held or distributed by the Plan may include such legend restrictions on transferability as the Bancorp may reasonably require in order to assure compliance with applicable Federal and state securities laws.

         (e) If a distribution of a Participant's Capital Accumulation is not the minimum amount required to be distributed pursuant to the third sentence of Section 12(c), the Committee shall notify the Participant (or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) that is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code that accepts "eligible rollover distributions." If such an "eligible rollover distribution" is to be made to the Participant's surviving spouse, the Committee shall notify the surviving spouse of his right to elect to have the distribution paid directly to an "eligible retirement plan" that is either an individual retirement account described in
Section 408(a) of the Code or an individual retirement annuity described in
Section 408(b) of the Code. Any election under this Section 13(e) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Committee in order to comply with Section 401(a)(31) of the Code.

Section 14. No Assignment of Benefits.
            -------------------------

         A Participant's Capital Accumulation may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process, except in accordance with
(i) a "qualified domestic relations order" (as defined in Section 414(p) of the Code); (ii) a federal tax levy or collection by the Internal Revenue Service on a judgment resulting from an unpaid tax assessment; or (iii) a judgment or settlement described in Section 401(a)(13)(C) of the Code.

Section 15. Administration.
            --------------

         (a) Administrative Committee - The Plan will be administered by an Administrative Committee composed of one of more individuals appointed by the Board of Directors to serve at its pleasure and without compensation. The members of the Committee shall be the named fiduciaries with authority to control and manage the operation and administration of the Plan. Members of the Committee need not be Employees or Participants. Any Committee member may resign by giving notice, in writing, to the Board of Directors.

         (b) Committee Action - Committee action will be by vote of a majority of the members at a meeting or by unanimous written consent without a meeting. A Committee member who is a participant shall not vote on an question relating specifically to himself.

         The Committee shall choose from its members a Chairman and a Secretary. The Chairman of the Secretary of the Committee shall be authorized to execute any certificate or other written direction on behalf of the Committee. The Secretary shall keep a record of the Committee's proceedings and of all dates, records and documents pertaining to the administration of the Plan.

         (c) Powers and Duties of the Committee - The Committee shall have all powers necessary to enable it to administer the Plan and Trust Agreement in accordance with their provisions, including without limitation the following:

                  (1) resolving all questions relating to the eligibility of Employees to become Participants;

                  (2) determining the appropriate allocations to Participants' Accounts pursuant to Section 6;

                  (3) determining the amount of benefits payable to a Participant (or Beneficiary), and the time and manner in which such benefits are to be paid;

                  (4) authorizing and directing all disbursements of Trust Assets by the Trustee;

                  (5) establishing procedures in accordance with Section 414(p) of the Code to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders;

                  (6) engaging any administrative, legal accounting, clerical or other services that it may deem appropriate;

                  (7) construing and interpreting the Plan and the Trust Agreement and the adopting rules for administration of the Plan that are consistent with the terms of the Plan documents and of ERISA and the Code;

                  (8) compiling and interpreting the Plan and the Trust Agreement and adopting rules for administration of the Plan that are consistent with the terms of the Plan documents and of ERISA and the Code;

                  (9) reviewing the performance of the Trustee with respect to the Trustee's administrative duties, responsibilities and obligations under the Plan and Trust Agreement;

                  (10) determining the Fair Market Value of Bancorp Stock as of such dates as it determines to be necessary or appropriate; and

                  (11) executing agreements and other documents on behalf of the Plan and Trust.

         The Committee shall be responsible for directing the Trustee as to the investment of Trust Assets. The Committee may delegate to the Trustee the responsibility for investing Trust Assets other than Bancorp Stock. The

Committee shall establish a funding policy and method for directing the Trustee to acquire Bancorp Stock (and for otherwise investing the Trust Assets) that is consistent with the objectives of the Plan and the requirements of ERISA.

         The Committee shall perform its duties under the Plan and the Trust Agreement solely in the interests of the Participants (and their Beneficiaries). Any discretion granted to the Committee under any of the provisions of the Plan or the Trust Agreement shall be exercised only in accordance with the rules and policies established by the Committee which shall be applicable on a nondiscriminatory basis. The Committee shall have sole and exclusive discretionary authority to construe and interpret the terms of the Plan and Trust. All decisions and interpretations of the Committee under this Section 15 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

         (d) Expenses - All reasonable expenses of administering the Plan and Trust shall be charged to and paid out of the Trust Assets. The Bancorp may, however, pay all or any portion of such expenses directly, and payment of expenses by the Bancorp shall not be deemed to be Employer Contributions.

         (e) Information to be Submitted to the Committee - To enable the Committee to perform its functions, the Bancorp shall supply full and timely information to the Committee on all matters as the Committee may require, and shall maintain such other records as the Committee may determine are necessary or appropriate in order to determine the benefits due or which may become due to Participants (or Beneficiaries) under the Plan.

         (f) Delegation of Fiduciary Responsibility - The Committee from time to time may allocate to one or more of its members and/or may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan that are permitted to be so delegated under ERISA. Any such allocation or delegation shall be made in writing, shall be reviewed periodically by the Committee and shall be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances.

         (g) Bonding, Insurance and Indemnity - To the extent required under Section 412 of ERISA, the Bancorp shall secure fidelity bonding for the fiduciaries of the Plan.

         The Bancorp (in its discretion) or the Trustee (as directed by the Committee) may obtain a policy or policies of insurance for the Committee (and other fiduciaries of the Plan) to cover liability or loss occurring by reason of the act or omission of a fiduciary. If such insurance is purchased with Trust Assets, the policy must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary. The Bancorp hereby agrees to indemnify each member of the Committee (to the extent permitted by law) against any personal liability or expense resulting from his service on the Committee, except such liability or expense as may result from his own willful misconduct.

         (h) Notices, Statements and Reports - The Bancorp shall be the "Plan Administrator" (as defined in Section 3(16) (A) of ERISA and Section 414(g) of the Code). The Committee shall assist the Bancorp, as requested in complying with such reporting and disclosure requirements. The Committee shall be the designated agent of the Plan for the service of legal process.

Section 16. Claims Procedure.
            ----------------

         A Participant (or Beneficiary) who does not receive a distribution of benefits to which he believes he is entitled may present a claim to the Committee. The claim for benefits must be in writing and addressed to the Committee or to the Bancorp. If the claim for benefits is denied, the Committee shall notify the Participant (or Beneficiary) in writing within 90 days after the Committee initially received the benefit claim. Any notice of a denial of benefits shall advise the Participant (or Beneficiary) of the basis for the denial, any additional material or information necessary for the Participant (or Beneficiary) to perfect his claim and the steps which the Participant (or Beneficiary) must take to have his claim for benefits reviewed.

         Each Participant (or Beneficiary) whose claim for benefits has been denied may file a written request for a review of his claim by the Committee. The request for review must be filed by the Participant (or Beneficiary) within 60 days after he receives the written notice denying his claim. The decision of the Committee will be made within 60 days after receipt of a request for review and shall be communicated in writing to the claimant. Such written notice shall set forth the basis for the Committee's decision. If there are special circumstances (such as the need to hold a hearing (which require an extension of time for completing the review, the Committee's decision shall be rendered not later than 120 days after receipt of a request for review. All decisions and interpretations of the Committee under this Section 16 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

Section 17. Limitation on Participants' Rights.
            ----------------------------------

         A Participant's Capital Accumulation will be based solely upon his vested interest in his Accounts and will be paid only from the Trust Assets. The Bancorp, an Employer, the Committee or the Trustee shall not have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

         The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment or otherwise between an Employer and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained in this Plan shall be deemed to give an Employee the right to be retained in the Service of an Employer or to interfere with the right of an Employer to discharge, with or without cause, any Employee at any time.

Section 18. Future of the Plan.
            ------------------

         The Bancorp reserves the right to amend or terminate the Plan (in whole or in part) and the Trust Agreement at any time, by action of the Board of Directors. Notwithstanding the foregoing, Plan provisions regarding the allocation of Bancorp Stock to the Bancorp Stock Accounts of Participants shall not be amended more often than once every six months, other than to conform to changes in the Code, ERISA or the rules thereunder. Neither amendment nor termination of the Plan shall retroactively reduce the vested rights of Participants or permit any part of the Trust Assets to be diverted to or used for any purpose other than for the exclusive benefit of the Participants (and their Beneficiaries).

         The Bancorp specifically reserves the right to amend the Plan and the Trust Agreement retroactively in order to satisfy any applicable requirements of the Code and ERISA.

         If the Plan is terminated (or partially terminated), participation of Participants affected by the termination will end. If Employer Contributions are not replaced by contributions to a comparable plan which satisfies the requirements of Section 401(a) of the Code, the Accounts of only those Participants who are Employees on the effective date of the termination will become nonforfeitable as of that date. A complete discontinuance of Employer Contributions shall be deemed to be a termination of the Plan for this purpose. The Capital Accumulations of those Participants whose Service terminated prior to the effective date of Plan termination will continue to be determined pursuant to Section 10(a); and, to the extent that such Participants are not vested, the nonvested balances in their Accounts will become Forfeitures to be reallocated as of the effective date of Plan termination (even if the nonvested portions of their Accounts have not yet been forfeited).

         After termination of the Plan, the Trust will be maintained until the Capital Accumulations of all Participants have been distributed. Capital Accumulations will be distributed following termination of the Plan in the manner provided in Section 12. In the event that Bancorp Stock is sold (or otherwise disposed of) in connection with the termination of the Plan or the amendment of the Plan to become a qualified employee plan that is not a stock bonus plan, all Capital Accumulations will be distributed in cash.

         In the event of the merger or consolidation of this Plan with another plan, or the transfer of Trust Assets (or liabilities) to another plan, the Account balances of each Participant immediately after such merger, consolidation or transfer must be at least as great as immediately before such merger, consolidation or transfer (as if the Plan had then terminated).

Section 19. "Top-Heavy" Contingency Provisions.
            ----------------------------------

         (a) The provisions of this Section 19 are included in the Plan pursuant to Section 401(a)(10)(B)(ii) of the Code and shall become applicable only if the Plan becomes a "top-heavy plan" under Section 416(g) of the Code for any Plan Year.

         (b) The determination as to whether the Plan becomes "top-heavy" for any Plan Year shall be made as of the Allocation Date of the immediately preceding Plan Year by considering the Plan together with the 401(k) Plan. The Plan (and the 401(k) Plan) shall be "top-heavy" only if the total of the account balances under the Plan and the 401(k) Plan for "key employees" as of the determination date exceeds 60% of the total of the account balances for all Participants. For such purpose, account balances shall be computed and adjusted pursuant to Section 416(g) of the Code. "Key employees" shall be certain Participants (who are officers or shareholders of the Bancorp) and Beneficiaries described in Section 416(i) of the Code.

         (c) For any Plan Year in which the Plan is "top-heavy," each Participant who is an Employee on the Allocation Date (and who is not a "key employee") shall receive a minimum allocation of Employer Contributions and Forfeitures which is equal to the lesser of:

                  (1)      3% of his Statutory Compensation; or

                  (2) the same percentage of his Statutory Compensation as the allocation to the "key employee" for whom the percentage is the highest for that Plan Year. For this purpose, the allocation to a "key employee" shall include any "deferred salary contributions" made on his behalf for the Plan Year to the 401(k) Plan.

         (d) As of the first day of any Plan Year in which the Plan has become "top-heavy," the vesting schedule in Section 10(a)(2) shall be amended (with respect to any Employee who is credited with at least one Hour of Service after the Plan has become "top-heavy") to read as follows:

                                                     Nonforfeitable
                  Credited Service                     Percentage
                  ----------------                     ----------

                  Less than One Year                        0%

                  One Year                                 10%

                  Two Years                                20%

                  Three Years                              40%

                  Four Years                               60%

                  Five Years                               80%

                  Six Years or More                       100%

         If the Plan ceases to be "top-heavy," the Capital Accumulation of a Participant who, at that time, has less than three years of Service shall thereafter be determined under the vesting schedule in Section 10(a)(2), instead of the vesting schedule in this Section 19(d), except that his nonforfeitable percentage shall not be reduced below the nonforfeitable percentage that he had at the time the Plan ceased to be "top-heavy." If the Plan ceases to be

"top-heavy," the Capital Accumulation of a Participant who, at that time, has three or more years of Service shall continue to be determined under the vesting schedule in this Section 19(d).

Section 20. Governing Law.
            -------------

         The provisions of this Plan and the Trust Agreement shall be construed, administered and enforced in accordance with the laws of the State of California, to the extent such laws are not superseded by ERISA.

Section 21. Execution.
            ---------

         To record the adoption of this amendment and restatement of the Plan, the Bancorp has caused it to be executed on this 18th day of November, 1999.

                                            North Valley Bancorp



                                            By: /s/ [ILLEGIBLE]
                                                ----------------------------